UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

JUBILANT FLAME INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-27775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2293 Hong Qiao Rd. Shanghai, China 200336
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86 21 647 48888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2016, Lei Wang was appointed as interim Chief Financial Officer of the Company. Mr. Wang is a CPA licensed to practice in Texas. His experience includes two and half years public accounting practice and ten years accounting practice at an international chemical industry company and a high education institution Mr. Wang will receive 50,000 common shares with a stock price of $0.05 per share and a par value of $0.001 as part of the compensation.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on October 27, 2016 announcing the appointment of Mr. Wang as interim Chief Financial Officer.

Item 3.02. Unregistered Sales of Equity Securities

On October 27, 2016, the Board of Directors of Jubilant Flame International Ltd. (the “Company”) issued 3,000,000 shares of common stock of the Company, par value $0.001, (the “Shares”) to the Company’s President and CEO, Li Yan.  The Shares were issued at $0.05 per share in exchange for part of loan to the company.

The shares of common stock described above were not registered under the Securities Act of 1933 and are restricted securities.  The shares were issued pursuant to the registration exemption afforded the Company under Section 4(2) of the Securities Act due to the fact that Li Yan is the Chief Executive Officer and Director of the Company.  Ms. Li acquired these shares for her own accounts. The certificates representing these shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

On October 27, 2016, the Board of Directors of Jubilant Flame International Ltd. (the “Company”) issued 500,000 shares of common stock of the Company, par value $0.001, (the “Shares”) to the Company’s Secretary Treasurer, Robert Ireland.  The Shares were issued at $0.05 per share in exchange for a loan to the company and unpaid salary.

The shares of common stock described above were not registered under the Securities Act of 1933 and are restricted securities.  The shares were issued pursuant to the registration exemption afforded the Company under Section 4(2) of the Securities Act due to the fact that Robert Ireland is the Secretary Treasurer and Director of the Company.  Mr. Ireland acquired these shares for her own accounts. The certificates representing these shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

On October 27, 2016, the Board of Directors of Jubilant Flame International Ltd. (the “Company”) issued 50,000 shares of common stock of the Company, par value $0.001, (the “Shares”) to the Company’s new interim Chief Financial Officer, Lei Wang.  The Shares were issued at $0.05 per share as part of the compensation package as acting interim CFO for the company.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press Release dated Oct 27, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International Ltd.

Dated: October 27, 2016	By:	/s/ Li Yan
Li Yan
Chief Executive Officer

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